UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2016

Cloud Peak Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34547	26-3088162
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave., Gillette, Wyoming	82716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

Amendment to Credit Agreement

On September 9, 2016, Cloud Peak Energy Resources LLC (“CPE Resources”), a wholly owned subsidiary of Cloud Peak Energy Inc. (“CPE Inc.”), entered into the Second Amendment to Credit Agreement, among CPE Resources, the guarantors party thereto, PNC Bank, National Association, as Administrative Agent and the lenders party thereto (the “Second Amendment”), relating to the Credit Agreement, dated as of February 21, 2014, among CPE Resources, PNC Bank, National Association, as administrative agent, and a syndicate of lenders (as heretofore amended, the “Credit Agreement”).

The primary modifications to the Credit Agreement implemented by the Second Amendment are:

•                  Replaced the quarterly EBITDA-based financial covenants that previously required CPE Resources to (a) maintain defined minimum levels of interest coverage and (b) comply with a maximum net secured debt leverage ratio, with a new monthly minimum liquidity covenant that requires CPE Resources to maintain liquidity of not less than $125 million as of the last day of each month.

•                  Reduced the maximum borrowing capacity under the Credit Agreement to $400 million, from the previous maximum capacity of $500 million.

•                  Revised the permitted debt covenant and permitted lien covenant to permit the issuance of second lien debt in an amount up to $350 million.

•                  Revised various negative covenants and baskets that would apply to, among other things, the incurrence of debt, making investments, asset dispositions and restricted payments.

•                  Established a requirement for deposit account control agreements in favor of the administrative agent for certain deposit accounts.

The Second Amendment did not change the maturity of the Credit Agreement, which remains February 21, 2019.

As disclosed in CPE Inc.’s Form 10-Q for the quarter ended June 30, 2016, as of June 30, 2016, there were no borrowings under the Credit Agreement, but there were $66 million of undrawn letters of credit outstanding under the Credit Agreement.  If the Second Amendment were in effect as of June 30, 2016, CPE Resources’ aggregate availability for borrowings under the Credit Agreement, as amended by the Second Amendment, would have been approximately $334 million.  If the Second Amendment were in effect as of June 30, 2016 and August 31, 2016,  CPE Resources would have had $423.0 million and $454.5 million, respectively, of liquidity as defined by the new minimum liquidity covenant in the Second Amendment, which includes cash and cash equivalents and amounts available under both our Credit Agreement and our Accounts Receivable Securitization Facility.

A copy of the Second Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.  The foregoing summary description of the Second Amendment is qualified in its entirety by reference to the Second Amendment filed as Exhibit 10.1.

Item 7.01                                           Regulation FD Disclosure

On September 12, 2016, CPE Inc. issued a press release announcing the entering into of the Second Amendment, as described in Item 1.01 of this Form 8-K. The full text of the press release is furnished with this Report as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

On September 12, 2016, CPE Inc. issued a press release announcing the commencement of the Exchange Offers (as defined below), as described in Item 8.01 of this Form 8-K. The full text of the press release is furnished with this Report as Exhibit 99.2 and is incorporated in this Item 7.01 by reference.

The information contained in this Item 7.01 (including Exhibit 99.1 and Exhibit 99.2) is furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, notwithstanding any general incorporation by reference language in other CPE Inc. filings.

Item 8.01                                           Other Events

Announced Launch of Senior Notes Exchange Offers

On September 12, 2016, CPE Inc. announced the commencement of offers to exchange (the “Exchange Offers”), by its direct and indirect wholly-owned subsidiaries, CPE Resources and Cloud Peak Energy Finance Corp. (collectively, the “Issuers”), of outstanding senior notes, which consist of $300 million senior notes due December 15, 2019 (the “2019 Notes”) and $200 million senior notes due March 15, 2024 (the “2024 Notes”, together with the 2019 Notes, the “Old Notes”), for new secured 12.00% Second Lien Notes due 2021 to be issued by the Issuers (the “New Secured Notes”), subject to the terms and conditions of the Exchange Offers. The complete terms and conditions of the Exchange Offers are described in the Offer to Exchange (the “Offer to Exchange”) dated September 12, 2016, a copy of which is filed as an exhibit to the Form T-3 filed by the Issuers with the Securities and Exchange Commission (the “SEC”) on September 12, 2016.

The Exchange Offer with respect to the 2019 Notes is conditioned upon a minimum of $200 million aggregate principal amount outstanding of 2019 Notes being tendered (the “2019 Notes Minimum Amount”). The Exchange Offer with respect to the 2024 Notes is not conditioned upon any minimum amount of 2024 Notes being tendered. The New Secured Notes will be issued pursuant to an indenture, the provisions of which are described in the Offer to Exchange and in Item 8 — Analysis of Indenture Provisions in the Form T-3 filed by the Issuers with the SEC on September 12, 2016.

The Exchange Offers are scheduled to expire at 11:59 p.m., New York City time, on October 12, 2016, unless extended (the “Expiration Date”). Subject to the terms and conditions of the Exchange Offers, the consideration for each $1,000 principal amount of Old Notes validly tendered (and not validly withdrawn) prior to September 27, 2016 (the “Early Tender Date”) and accepted for exchange pursuant to the Exchange Offers will be the principal amount of the New Secured Notes set forth in the Offer to Exchange, plus a cash payment of $53 in the case of the 2019 Notes and $40 in the case of the 2024 Notes. The consideration for each $1,000 principal amount of Old Notes validly tendered (and not validly withdrawn) after the Early Tender Date, but before the Expiration Date, and accepted for exchange pursuant to the Exchange Offers will be the principal amount of the New Secured Notes set forth in the Offer to Exchange, but without any cash payment. No tenders will be validly submitted after the Expiration Date. Holders whose Old Notes are tendered in the Exchange Offers will also receive accrued and unpaid interest from the most recent interest payment date for the Old Notes up to, but not including, the settlement date.

The primary purposes of the Exchange Offers are to extend the maturity of the 2019 Notes to 2021, to deleverage by capturing some of the current trading discounts on the Old Notes and to further our ongoing efforts to provide sufficient liquidity to manage through depressed industry conditions and better position the capital structure to help facilitate a future extension of the Credit Agreement or new bank facility or other line of credit before the Credit Agreement terminates in February 2019.

The Issuers are relying on Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), to exempt the Exchange Offers from the registration requirements of the Securities Act. The Issuers have not and will not file a registration statement with the SEC under the Securities Act or any other federal or state securities laws with respect to the New Secured Notes, nor has the SEC or any state or foreign securities commission passed upon the fairness or merits of the Exchange Offers or upon the accuracy or adequacy of the information contained in, or incorporated by reference into, the Offer to Exchange or any related documents.

Risk Factor Update

In connection with the Exchange Offers, we have updated the risk factors included in our Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 to include the risk factor below.

Our Credit Agreement provides an important source of our overall liquidity.  Because the Second Amendment did not change its February 2019 maturity, we will need to extend or replace the Credit Agreement before its maturity and may need to first address our significant obligations coming due in 2019 and thereafter.  If we are unable to complete these potential transactions or to otherwise successfully extend or replace the Credit Agreement in a timely manner, our future financial condition and liquidity may be materially adversely affected.

On September 9, 2016, CPE Resources entered into the Second Amendment (the “Second Amendment”) to our existing revolving credit agreement with PNC Bank, National Association, as administrative agent, and a syndicate of lenders (as amended, the “Credit Agreement”) which, among other things, replaced quarterly EBITDA-based financial covenants that previously required us to (a) maintain defined minimum levels of interest coverage and (b) comply with a maximum net secured debt leverage ratio, with a new monthly minimum liquidity covenant that requires us to maintain liquidity of not less than $125 million as of the last day of each month. The Second Amendment also reduced the maximum borrowing capacity under the Credit Agreement to $400 million from the previous maximum capacity of $500 million.

The Second Amendment, however, did not change the maturity of the Credit Agreement, which remains February 21, 2019.  As a result, we will need to extend or replace the Credit Agreement before its maturity to ensure we maintain sufficient liquidity for our business. We may need to first address our significant obligations coming due in 2019 and thereafter in order to successfully extend or replace the Credit Agreement, including our outstanding 2019 Notes and our substantial future contingent contractual payments, as previously disclosed, under our logistics take-or-pay agreements through 2024.

On September 12, 2016, we launched the Exchange Offers for a substantial portion of the outstanding 2019 Notes and 2024 Notes.  If the Exchange Offers are not completed, the 2019 Notes would continue to be due at their stated maturity in December 2019, which would likely negatively impact our ability to extend or replace our Credit Agreement prior to its February 2019 maturity.

Even if the Exchange Offers are completed, our ability to timely extend or replace our Credit Agreement in a sufficient amount, for a sufficient term and on commercially reasonable terms, or at all, may be adversely impacted by numerous other factors, including, for example, the amount of any remaining portion of the 2019 Notes that does not participate in the Exchange Offers, our ability to address our logistics take-or-pay exposure, our overall financial condition, results and financial projections, the amount and timing of our other obligations and liquidity needs, coal industry conditions in the U.S. and globally, investor sentiment toward the coal industry, the availability of credit and impact of anti-fossil fuel loan and investment restrictions imposed by traditional sources of credit and capital, general debt and capital markets conditions, U.S. and global economic conditions and other factors and circumstances existing at that time.

If we are unable to successfully extend or replace our Credit Agreement in a timely manner due to any of these or other factors, our future financial condition and liquidity may be materially adversely affected.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not statements of historical facts, and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates regarding our company, industry, economic conditions, government regulations, energy policies and other factors. Forward-looking statements may include, for example, our ability to close this transaction, our ability to extend or replace our Credit Agreement past February 2019, and other statements regarding this transaction and our plans, strategies, prospects and expectations concerning our business, industry, economic conditions, operating results, financial condition, liquidity and other matters that do not relate strictly to historical facts. These statements are subject to significant risks, uncertainties and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements. For a description of some of the risks and uncertainties that may adversely affect future results, refer to the risk factors described from time to time in the reports and registration statements we file with the SEC, including those in Item 1A “Risk Factors” of our most recent Annual Report on Form 10-K and any updates thereto in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. There may be other risks and uncertainties that are not currently known to us or that we currently believe are not material. We make forward-looking statements based on currently available information, and we assume no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in this Form 8-K, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed or furnished herewith.

10.1                        Second Amendment to Credit Agreement, dated September 9, 2016, between Cloud Peak Energy Resources LLC, the guarantors party thereto, the lenders party thereto and PNC Bank, National Association, as Administrative Agent.

99.1                        Press release of Cloud Peak Energy Inc., dated September 12, 2016, announcing the entering into of the Second Amendment.

99.2                        Press release of Cloud Peak Energy Inc., dated September 12, 2016, announcing the commencement of the Exchange Offers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY INC.

Date: September 12, 2016	By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1

Second Amendment to Credit Agreement, dated September 9, 2016, between Cloud Peak Energy Resources LLC, the guarantors party thereto, the lenders party thereto and PNC Bank, National Association, as Administrative Agent.

99.1	Press release of Cloud Peak Energy Inc., dated September 12, 2016, announcing the entering into of the Second Amendment.

99.2	Press release of Cloud Peak Energy Inc., dated September 12, 2016, announcing the commencement of the Exchange Offers.